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                                                                     Exhibit 1.1

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                           ALTUS PHARMACEUTICALS INC.
                            (a Delaware corporation)
                        6,000,000 Shares of Common Stock

                               PURCHASE AGREEMENT

Dated:  April 18, 2007

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                           ALTUS PHARMACEUTICALS INC.
                            (a Delaware corporation)
                        6,000,000 Shares of Common Stock
                           (Par Value $.01 Per Share)
                               PURCHASE AGREEMENT

                                                                  April 18, 2007

Morgan Stanley & Co. Incorporated,
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated,
Cowen and Company, LLC and
Leerink Swann & Co., Inc.
 as Representatives of the several Underwriters
c/o    Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

      Altus Pharmaceuticals Inc., a Delaware corporation (the "Company"), confirms its agreement with Morgan Stanley & Co. Incorporated ("Morgan Stanley") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Morgan Stanley, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Cowen and Company, LLC and Leerink Swann & Co., Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 900,000 additional shares of Common Stock to cover overallotments, if any. The aforesaid 6,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 900,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

      The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (No. 333-141414), including the related preliminary prospectus or prospectuses, which registration statement became effective on April 5, 2007 under the rules and regulations of the Commission (the "1933 Act Regulations") under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement covers the registration of the Securities under the 1933 Act. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430B ("Rule 430B") of the 1933 Act Regulations and paragraph
(b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is referred to as "Rule 430B Information." Each prospectus used in connection with the offering of the Securities that omitted Rule 430B Information is herein called a "preliminary prospectus." Such registration statement,

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at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof or included therein by 1933 Act Regulations, is herein called the "Registration Statement." The Registration Statement at the time it originally became effective is herein called the "Original Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of this Agreement and any preliminary prospectuses that form a part thereof, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

      SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in
Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in
Section 2(b) hereof, and agrees with each Underwriter, as follows:

            (i) Compliance with Registration Requirements. The Original Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Original Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement

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      of a material fact or omit to state a material fact required to be stated
      therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below) and the information included on Schedule B hereto, all considered together (collectively, the "General Disclosure Package"), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            As used in this subsection and elsewhere in this Agreement:

            "Applicable Time" means 7:30 a.m. (Eastern time) on April 19, 2007 or such other time as agreed upon in writing by the Company and Morgan Stanley.

            "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the 1933 Act Regulations ("Rule 433"), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a "road show for an offering that is a written communication" within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form required to be retained in the Company's records pursuant to Rule 433(g).

            "Issuer General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto.

            "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

            "Statutory Prospectus" as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof.

            Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the issuer notified or notifies Morgan Stanley of certain matters as described in Section 3(e) hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

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            The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Morgan Stanley expressly for use therein.

            Each preliminary prospectus (including the prospectus filed as part of the Original Registration Statement or as part of any amendment thereto) complied when so filed in all material respects with applicable 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            At the time of filing the Original Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto, at the earliest time after the Original Registration Statement became effective that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an "ineligible issuer," as defined in Rule 405 of the 1933 Act Regulations ("Rule 405").

            (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, (A) at the time the Original Registration Statement became effective, (B) at the earlier of the time the Prospectus was first used and the date and time of the first contract of sale of Securities in this offering and (C) at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.

            (iv) Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Item 10 of Regulation S-K under the Act, to the extent applicable. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited

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      financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

            (v) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company's most recent audited fiscal year, (I) there has been no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (II) there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

            The Company and the Subsidiary (as defined herein) employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding disclosure; and such controls and procedures are effective in that information required to be disclosed by the Company in the reports that the Company files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms.

            (vi) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (vii) Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The United States federal income tax returns of the Company through the fiscal year ended December 31, 2005 have been settled and no assessment in connection therewith has been made against the Company. The Company and its subsidiaries have filed all other tax returns that

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      are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

            (viii) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (ix) Good Standing of Subsidiary. Altus Pharmaceuticals Securities Corporation is the only subsidiary of the Company (the "Subsidiary"). The Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of the Subsidiary.

            (x) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

            (xi) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

            (xii) Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock

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      conforms in all material respects to all statements relating thereto contained in the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company, which have not been validly waived.

            (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their material assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

            (xiv) Absence of Labor Dispute. No organized labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

            (xv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration

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      Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

            (xvi) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

            (xvii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and, if required, the Company has obtained the written consent to the use of such data from such sources.

            (xviii) Possession of Intellectual Property. Except as described in the General Disclosure Package and the Prospectus, (a) the Company owns, possesses or has adequate rights to use the Company Intellectual Property (as defined below), (b) the Company has not received any notice of any infringement of, or conflict with, any Intellectual Property of any third party, (c) no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property which, if exercised, could enable such party to develop products competitive with those of the Company, and (d) neither the Company nor the Subsidiary is obligated to pay a material royalty, grant a material license, or provide other material consideration to any third party in connection with the Company Intellectual Property. Except as described in the General Disclosure Package and the Prospectus or as would not have a Material Adverse Effect, (x) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of any valid claim of a third-party patent, (y) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of, or conflict with, any non-patented Intellectual Property right of any third party, and (z) the Company is not aware of any facts or circumstances that would render any Company Intellectual Property invalid or unenforceable. For purposes of this Agreement, "Intellectual Property" means patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, and "Company Intellectual Property" means Intellectual Property that is necessary to carry on the business now operated and as planned to be operated by the Company as described in the Prospectus.

            (xix) PTO Applications. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications owned by the Company (the "Company Patent Applications"). To the knowledge of the Company, the Company has complied with the PTO's duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. To the knowledge of the Company, the Company has complied with the duty of candor and disclosure for the Company Patent Applications pending in countries outside the United States. The Company is not aware of any information material to a determination of patentability regarding the Company Patent Applications not called to the attention of the PTO or similar foreign authority. The Company is not aware of any information not called to the attention of the PTO or similar foreign authority which would preclude the grant of a patent for the Company Patent Applications. The Company has no knowledge of any information which would preclude the Company from having clear title to the Company Patent Applications.

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            (xx) Absence of Further Requirements. No filing with, or
      authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

            (xxi) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation, as such terms are used in Regulation M promulgated by the Commission and related interpretations, of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (xxii) Possession of Licenses and Permits. The Company and the Subsidiary possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the Prospectus, including without limitation, all such registrations, approvals, certificates, authorizations and permits required by the United States Food and Drug Administration (the "FDA") or any other federal, state, local or foreign agencies or bodies engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and the Subsidiary are in compliance with the requirements of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. The Company has no reason to believe that any party granting any such Governmental Licenses is considering limiting, suspending or revoking the same in any material respect. The Company has not failed to submit to the FDA an Investigational New Drug Application for a clinical trial it is conducting or sponsoring, except where such failure would not, singly or in the aggregate, have a Material Adverse Effect; all such submissions were in material compliance with applicable laws when submitted and no material deficiencies have been asserted by the FDA with respect to any such submissions, except any deficiencies which could not, singly or in the aggregate, have a Material Adverse Effect.

            (xxiii) Tests and Preclinical and Clinical Studies. The Company and the Subsidiary have operated and currently are in compliance with all applicable rules and regulations of the FDA or any other federal, state, local or foreign governmental body exercising comparable authority, except where the failure to so operate or be in compliance would not have a Material Adverse Effect. The tests and preclinical and clinical studies conducted by or, to the Company's knowledge, on behalf of the Company that are described in the Registration Statement, the General Disclosure Package and the Prospectus were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the FDA or any foreign government exercising comparable authority, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, and all applicable laws and regulations;

      the descriptions of the tests and preclinical and clinical studies, and results thereof, conducted by or, to the Company's knowledge, on behalf of the Company contained in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and complete in all material respects; the Company is not aware of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus; and the Company has not received any written notice or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension, or clinical hold of any tests or preclinical or clinical studies, or such written notice or correspondence from any Institutional Review Board or comparable authority requiring the termination or suspension of a clinical study, conducted by or on behalf of the Company, which termination, suspension, or clinical hold would reasonably be expected to have a Material Adverse Effect.

            (xxiv) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them that are material to the business of the Company, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

            (xxv) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

            (xxvi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the Company's knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

            (xxvii) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale under the 1933 Act by reason of the filing of the Registration Statement, except for such rights as have been duly waived, or, other than as described in the General Disclosure Package and the Prospectus, otherwise registered by the Company under the 1933 Act. Without limiting the foregoing, the holders of at least 55% of the Registrable Shares (as defined in the Amended and Restated Investor Rights Agreement (the "Rights Agreement"), dated as of May 21, 2004, among the Company and the other parties named therein) have duly waived the rights of all holders of Registrable Shares (as defined in the Rights Agreement) to include shares of capital stock of the Company in the Registration Statement and to prior notice of the filing of the Registration Statement and the transactions contemplated thereby.

            (xxviii) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated thereunder (the "Sarbanes Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications

            (xxix) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under
      Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

            (xxx) Off-Balance Sheet Arrangements. There are no transactions, arrangements or other relationships between and/or among the Company, its subsidiaries, any of its affiliates (as such term is defined in Rule 405) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the Prospectus which have not been described as required.

            (xxxi) Compliance with Laws. The Company and, to the Company's knowledge, others who perform services on the Company's behalf have been and are in compliance with all applicable federal, state, local and foreign laws, rules, regulations, standards, orders and decrees governing their respective businesses, including without limitation, all regulations promulgated by the FDA or any other federal, state, local or foreign agencies or bodies engaged in the regulation of pharmaceuticals, biologics or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect; and the Company has not received any notice citing action or inaction by the Company or others who perform services on the Company's behalf that would constitute non-compliance with any applicable federal, state, local or foreign laws, rules, regulations or standards.

            (xxxii) Director or Officer Loans. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its subsidiaries, to or for the benefit of any of the officers or directors of the Company, or any of their respective family members.

            (xxxiii) NASDAQ Listing. The common stock of the Company is listed on the Nasdaq Global Market under the ticker symbol "ALTU", and the Company has been in compliance in all material respects with the listing standards thereof at all times since its initial listing thereon. A notification form for the listing of the Securities has been submitted to the Nasdaq Global Market, and no objection to such additional listing, written or oral, has been received by the Company.

            (xxxiv) NASD Matters. Except as disclosed in writing to Morgan Stanley, neither the Company nor, to the Company's knowledge, the Company's officers, directors, 5% securityholders or any of its affiliates (within the meaning of the National Association of Securities Dealers, Inc. (the "NASD") Conduct Rule 2720(b)(1)(a)), directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(dd) of the By-laws of the NASD) of, any member firm of the NASD.

            (xxxv) Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as the Company believes to be generally maintained by companies of established repute engaged in the same or similar business and at the same or a similar stage of development, and all such insurance is in full force and effect. The Company has no reason to believe that it or any subsidiary will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as described in the Prospectus and at a cost that would not result in a Material Adverse Change. Neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

            (xxxvi) Foreign Corrupt Practices Act. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and the Company has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

            (xxxvii) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

            (xxxviii)OFAC. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

      (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

      SECTION 2. Sale and Delivery to Underwriters; Closing.

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 900,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Morgan Stanley and Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by Morgan Stanley and Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Morgan Stanley in its discretion shall make to eliminate any sales or purchases of fractional shares.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109 or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

      In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Morgan Stanley, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

      SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

      (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (b) Filing of Amendments and Exchange Act Documents. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or any amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, and the Company will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

      (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Original Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) of this Agreement, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or the Statutory Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify Morgan Stanley and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

      (f) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

      (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

      (i) Listing. The Company will use its best efforts to effect and maintain the listing of the Securities on the Nasdaq Global Market.

      (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Morgan Stanley and Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or, except as provided in the last sentence of this Section 3(j), file any registration statement under the 1933 Act, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company and referred to in the Prospectus, (D) any shares of Common Stock or options to purchase shares of Common Stock granted to consultants of the Company as compensation for their services to the Company, or (E) up to an aggregate of 100,000 shares of Common Stock sold to collaborators, vendors, manufacturers, distributors, customers or other similar parties pursuant to a strategic alliance or collaboration at a price greater than or equal to the then market price of the Common Stock, provided, however, that in the case of subclauses (D) and (E) above, the recipients of such Common Stock agree to execute a Lock-Up Agreement in the form attached at Exhibit D hereto for the remainder of the term of such Lock-Up Agreements. Notwithstanding the foregoing, if (a) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or
(b) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day period; and, in each case, at the end of the 90-day restricted period, (i) the shares of Common Stock are not "actively traded securities" as such term is defined in Regulation M or (ii) any of the Underwriters are not able, in their sole discretion, to publish or distribute research reports concerning the Company or its industry pursuant to Rule 139 of the Securities Act, then the restrictions imposed by this Section 3(j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Morgan Stanley and Merrill Lynch waive, in writing, such extension. The Company shall promptly notify Morgan Stanley of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period. The Company shall not be restricted by the first sentence of this Section 3(j) from filing a registration statement under the 1933 Act with respect a demand for registration of Registrable Shares (as defined in the Amended and Restated Investor Rights Agreement (the "Rights Agreement"), dated as of May 21, 2004, among the Company and the other parties named therein) in accordance with its obligations under Section 2.1 of the Rights Agreement.

      (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

      (l) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Representatives or by the Company and the Representatives, as the case may be, is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

      SECTION 4. Payment of Expenses.

      (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the Company's consent in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (xi) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq Global Market and
(xii) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third paragraph of Section 1(a)(i). It is understood that, subject to this section and
Section 4(b) hereof, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel.

      (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

      SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder that are required to be performed or satisfied by it at or prior to the Closing Time, and to the following further conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective, and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B.

      (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

      (c) Opinion of Special Patent Counsel for Company. At Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, (i) of Ropes & Gray LLP, special patent counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B-1 hereto, and to such further effect as counsel to the Underwriters may reasonably request and (ii) of Fish & Richardson P.C., special patent counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

      (d) Opinions of European Special Patent Counsels for Company. At Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, of each of Vossius & Partner and Uexkull & Stolberg, each European special patent counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits C-1 and C-2 hereto, respectively, and to such further effect as counsel to the Underwriters may reasonably request.

      (e) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

      (f) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, in their respective capacities as such officers, to the effect that (i) there has been no such material adverse change,
(ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

      (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

      (h) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

      (i) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the Nasdaq Global Market, subject only to official notice of issuance.

      (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

      (k) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by the persons listed on Schedule D hereto.

      (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

            (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

            (ii) Opinion of Counsel for Company. The favorable opinions of (1) Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, (2) Ropes & Gray LLP and Fish & Richardson P.C., each special patent counsel for the Company, and (3) Vossius & Partner and Uexkull & Stolberg, each European special patent counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions, respectively, required by Sections 5(b), 5(c) and 5(d) hereof.

            (iii) Opinion of Counsel for Underwriters. The favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

            (iv) Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

      (m) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

      (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

      SECTION 6. Indemnification.

      (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Morgan Stanley and Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Morgan Stanley expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

      (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Morgan Stanley expressly for use therein.

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Morgan Stanley and Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

      The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter's Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

      SECTION 9. Termination of Agreement.

      (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by Federal, New York or Massachusetts authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

            (i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

            (ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

      SECTION 11. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections

6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

      SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at 1585 Broadway, New York, New York 10036, attention of Janet Livingston, Vice President, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, attention of David E. Redlick, Esq.; and notices to the Company shall be directed to it at Altus Pharmaceuticals Inc., 125 Sidney Street Cambridge, Massachusetts 02139, attention of Jonathan I. Lieber, Vice President and Chief Financial Officer, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, attention of Jonathan L. Kravetz, Esq.

      SECTION 13. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party,
(c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

      SECTION 14. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

      SECTION 15. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                    ALTUS PHARMACEUTICALS INC.

                                    By:      /s/ Jonathan I. Lieber
                                             ----------------------------------
                                    Title:   Vice President, Chief Financial
                                             Officer and Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written:

MORGAN STANLEY & CO. INCORPORATED,
MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED,
COWEN AND COMPANY, LLC, AND
LEERINK SWANN & CO., INC.

BY: MORGAN STANLEY & CO. INCORPORATED

By      /s/ Carl Levin
        ------------------------------
        Authorized Signatory

      For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                  Number of
                     Name of Underwriter                      Initial Securities
                     -------------------                      ------------------
Morgan Stanley & Co. Incorporated..........................      2,250,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated.........      2,250,000
Cowen and Company, LLC.....................................        900,000
Leerink Swann & Co, Inc....................................        600,000




                                                                 ---------
Total.........................................................   6,000,000
                                                                 =========


                                  Schedule A

                                   SCHEDULE B
                           ALTUS PHARMACEUTICALS INC.
                        6,000,000 Shares of Common Stock
                           (Par Value $.01 Per Share)

      1. The public offering price per share for the Securities, determined as provided in said Section 2, shall be $14.75.

      2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $13.865, being an amount equal to the public offering price set forth above less $0.885 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                  Schedule B

                                   SCHEDULE C

Issuer General Use Free Writing Prospectuses:  None.

                                   Schedule C

                                   SCHEDULE D

Alexey Margolin
Bruce A. Leicher
Burkhard Blank
David D. Pendergast
Harry H. Penner, Jr.
John M. Sorvillo
John P. Richard
Jonathan D. Root
Jonathan Lieber
Jonathan S. Leff
Lauren Sabella
Manuel A. Navia
Michael S. Wyzga
Renato Fuchs
Robert Gallotto
Sheldon Berkle
Stewart Hen
U.S. Venture Partners VIII, L.P.
USVP Entrpreneur Partners VIII-A, L.P.
USVP Entrpreneur Partners VIII-B, L.P.
USVP VIII Affiliates Fund, L.P.
Warburg Pincus & Co.
Warburg Pincus Partners LLC
Warburg Pincus Private Equity VIII, L.P.

                                   Schedule D

                                                                       Exhibit A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

      (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

      (iii) The Company is duly qualified as a foreign corporation to transact business, and is in good standing, in the Commonwealth of Massachusetts.

      (iv) The authorized, issued and outstanding capital stock of the Company as of December 31, 2006 is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the conversion of convertible securities or exercise of options referred to in the Prospectus); the shares of capital stock of the Company outstanding immediately prior to the issuance of the Securities have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any securityholder of the Company arising under the Delaware General Corporation Law or the Company's certificate of incorporation.

      (v) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued, fully paid and non-assessable.

      (vi) The issuance of the Securities is not subject to preemptive rights of any securityholder of the Company arising under the Delaware General Corporation Law, the Certificate of Incorporation, the By-laws or the agreements filed as exhibits to the Registration Statement.

      (vii) The Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of the Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; and none of the outstanding shares of capital stock of the Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of the Subsidiary.

      (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

      (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

      (x) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of Sections 151 and 158 of the Delaware General Corporation Law, with any applicable requirements of the Certificate of Incorporation and By-laws of the Company, and with the requirements of the Nasdaq Global Market.

      (xi) The documents incorporated by reference in the Prospectus (other than the financial statements, the notes thereto, and supporting schedules and other financial data included therein or omitted therefrom, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

      (xii) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, including without limitation, relating to the FDCA, the Public Health Services Act or any regulations of the FDA, to which the Company or the Subsidiary is a party, or to which the property of the Company or the Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, that is required by the 1933 Act or the 1933 Act Regulations to be described in the Registration Statement or Prospectus that is not so described.

      (xiii) The information included in or incorporated by reference in the Prospectus under the captions "Item 1. - Business -- Government Regulation and Product Approval," "Item 2. - Properties," "Item 3. - Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, under the caption "Description of Capital Stock" in Amendment No. 4 to the Company's Registration Statement on Form S-1 filed with the Commission on January 11, 2006 incorporated by reference in the Company's Registration Statement on Form 8-A filed with the Commission on January 11, 2006, and under Item 15 of the Registration Statement, to the extent that it constitutes matters of law, summaries of legal matters, the Certificate of Incorporation, the By-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects and fairly presents the information purported to be described therein.

      (xiv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states or foreign jurisdictions or under the rules and regulations of the National Association of Securities Dealers applicable to the Underwriters, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

      (xv) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws, or the charter or by-laws of the Subsidiary, or any applicable law, statute, rule, or regulation, or any judgment, order, writ or decree naming the Company, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Subsidiary or any of their respective properties, assets or operations.

      (xvi) To our knowledge, except for such rights that have been properly waived, there are no persons with registration rights or other similar rights to have any securities registered for sale under the 1933 Act by reason of the filing of the Registration Statement or, except pursuant to the Amended and Restated Investor Rights Agreement (the "Rights Agreement"), dated as of May 21, 2004, among the Company and the other parties named therein, otherwise registered by the Company under the 1933 Act. The rights of the holders of Registrable Shares (as defined in the Rights Agreement) to notice of the filing of the Registration Statement or the transactions contemplated thereby, to include any securities in the Registration Statement and to have any securities registered for sale under the 1933 Act by reason of the filing of the Registration Statement have been properly waived in accordance with the terms of the Rights Agreement.

      (xvii) The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the 1940 Act.

      The Registration Statement, including any Rule 462(b) Registration Statement and the Rule 430B Information, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements, the notes thereto and schedules and other financial data included therein or omitted therefrom, as to which we make no statement) appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

      Nothing has come to our attention that has caused us to believe that the Registration Statement or any amendment thereto, including the Rule 430B Information, (except for financial statements, the notes thereto and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, the notes thereto, and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to our attention that has caused us to believe that the General Disclosure Package, other than the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. With respect to statements contained in the General Disclosure Package, any statement contained in any of the constituent documents shall be deemed to be modified or superseded to the extent that any information contained in subsequent constituent documents modifies or replaces such statement. We are not aware of any contract or other document of a character required by the 1933 Act and the 1933 Act Regulations to be described in the Registration Statement or filed as an exhibit to the Registration Statement that is not so described therein or filed or incorporated by reference as exhibits thereto.

      In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                     Exhibit B-1

               FORM OF OPINION OF COMPANY'S SPECIAL PATENT COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                 SECTION 5(c)(i)

                                  April 24, 2007

Morgan Stanley & Co. Incorporated,
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
Cowen and Company, LLC, and
Leerink Swann & Co., Inc.
  as Representatives of the several Underwriters
c/o    Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

       Re:  Opinion of Patent Counsel to Altus Pharmaceuticals Inc.

Ladies and Gentlemen:

      We are one of several patent counsel to Altus Pharmaceuticals Inc., a Delaware corporation (the "Company"). As one of the Company's patent counsel, we are familiar only with those patent and other intellectual property matters that the Company refers to us ("our Representation"). These matters include the drafting and prosecution of various of the Company's patent applications listed in Exhibit A hereto ("Patent Applications" and after grant "Patents") and advising the Company in connection with various other intellectual property matters, including without limitation certain freedom to operate analyses with respect to United States patent rights and prior art searching with respect to European patent rights. The Company has advised us that we are its primary United States patent counsel.

      This opinion is being furnished to you in connection with the Purchase Agreement dated April 18, 2007 (the "Purchase Agreement") between Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Cowen and Company, LLC and Leerink Swann & Co., Inc. (collectively the "Underwriters") and the Company. This opinion is provided to you pursuant to Section 5(c)(i) of the Purchase Agreement and is being rendered to you at the request of the Company. Capitalized terms used without definition herein shall have the meaning given to such terms in the Purchase Agreement.

      In our capacity as patent counsel to the Company and in the course of our Representation, we have reviewed the following sections (the "Sections") under the caption "Item 1.- BUSINESS - Intellectual Property" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus and under the caption "RISK FACTORS - Risks Related to Our Intellectual Property" in the
Prospectus:

ITEM 1. - BUSINESS

      INTELLECTUAL PROPERTY

      Paragraph 1, except sentences 3 and 4.
      Paragraph 2.
      Paragraph 3.
      Paragraph 4.
      Paragraph 5.
      Paragraph 6.
      Paragraph 7.
      Paragraph 10.
      Paragraph 11.
      Paragraph 12.

RISK FACTORS

      RISKS RELATED TO OUR INTELLECTUAL PROPERTY

      IF THE COMBINATION OF PATENTS, TRADE SECRETS AND CONTRACTUAL PROVISIONS THAT WE RELY ON TO PROTECT OUR INTELLECTUAL PROPERTY IS INADEQUATE TO PROVIDE US WITH MARKET EXCLUSIVITY, OUR ABILITY TO SUCCESSFULLY COMMERCIALIZE OUR PRODUCT CANDIDATES WILL BE HARMED AND WE MAY NOT BE ABLE TO OPERATE OUR BUSINESS PROFITABLY.

      Paragraph 1.
      Paragraph 2.
      Paragraph 3.
      Paragraph 4.

      IF THIRD PARTIES SUCCESSFULLY ASSERT THAT WE HAVE INFRINGED THEIR PATENTS AND PROPRIETARY RIGHTS OR CHALLENGE THE VALIDITY OF OUR PATENTS AND PROPRIETARY RIGHTS, WE MAY BECOME INVOLVED IN INTELLECTUAL PROPERTY DISPUTES AND LITIGATION THAT WOULD BE COSTLY, TIME CONSUMING, AND COULD DELAY OR PREVENT THE DEVELOPMENT OR COMMERCIALIZATION OF OUR PRODUCT CANDIDATES.

      Paragraph 1, except sentences 7, 8 and 9..
      Paragraph 2, except sentences 5, 6, 7 and 8.
      Paragraph 3.
      Paragraph 4, except sentences 5,and 7 .

Specifically, we are of the opinion as to the Patents and Patent Applications that:

      (i) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to our actual knowledge, no other person or entity has asserted any ownership rights in any of the Patents or Patent Applications. In addition, we have filed and recorded, or are preparing to file and to record, in the United States Patent and Trademark Office, in each of the Patent Applications and

Patents, Assignments, provided to us by the Company, in which the named inventors of the Patent Applications and Patents assigned their rights in those Patent Applications and Patents to the Company.

      (ii) We have properly filed and prosecuted, or are so prosecuting, each Patent Application and Patent.

      (iii) We have complied and are continuing to comply on an ongoing basis with the required duty of candor and good faith in dealing with the United States Patent and Trademark Office ("Patent Office"), including the duty to disclose to the Patent Office all information actually known by us to be material to the patentability of each Patent Application and Patent.

      We call your attention to the fact that our Representation is limited to those patent and other intellectual property matters specifically referred to us by the Company. We have reviewed the Sections and have participated in discussions regarding the contents of the Sections and the Company's patent position with representatives of the Company and its disclosure counsel, your representatives and representatives of your counsel. Because our Representation does not extend to the requirements of the federal securities laws applicable to the Sections, we have relied upon input from the Company and its disclosure counsel in assessing materiality. On the basis of the information that we have gained in the course of our Representation and our participation in the discussions referred to above, we do not know of any action, proceeding or litigation relating to the Patents and Patent Applications or patent rights of others that is pending or threatened against the Company or any of its Subsidiaries before any court, governmental or administrative agency or body or a claim relating to those Patents and Patent Applications or patent rights of others that is required by the Securities Act or the rules and regulations of the Commission thereunder to be described in the Registration Statement, the General Disclosure Package or the Prospectus that is not so described. Further, based on and subject to the foregoing, nothing that has come to our attention has caused us to believe that (a) as of the effective date of the Registration Statement, the Sections contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements in the Sections not misleading or (b) as of the date of the Purchase Agreement, as of the Applicable Time, as of the date of the Prospectus or as of the date hereof, the Sections contained or contain any untrue statement of a material fact or omitted or omit to state any material fact necessary in order to make the statements in the Sections, in the light of the circumstances under which they were made, not misleading. We express no belief with respect to any other portion of the Registration Statement, the General Disclosure Package or the Prospectus.

      The limitations inherent in the independent verification of factual matters and the nature of the determination involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in or omitted from the Sections (or any other portion of the Registration Statement, the General Disclosure Package or the Prospectus) except for the statements made in the Sections that constitute summaries of law, documents or legal proceedings, which, in our opinion, accurately summarize in all material respects the provisions of the laws, documents and proceedings referred to therein, provided that for this purpose, our opinion with respect to the third paragraph under the caption "RISK FACTORS - Risks Related to Our Intellectual Property - If third parties successfully assert that we have infringed their patents and proprietary rights or challenge the validity of our patents and proprietary rights, we may become involved in intellectual property disputes and litigation that would be costly, time consuming, and could delay or prevent the development or commercialization of our product candidates," in the Prospectus relates only to United States Patent No. 6,894,023.

      This opinion is furnished by us to you as Representatives of the several Underwriters and, except as otherwise expressly consented to by us in writing, is solely for the benefit of the several Underwriters.

Very truly yours,

FISH & NEAVE IP GROUP
ROPES & GRAY LLP

                                                                     Exhibit C-1

          FORM OF OPINION OF COMPANY'S EUROPEAN SPECIAL PATENT COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(d)

                                  April 24, 2007

Morgan Stanley & Co. Incorporated,
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
Cowen and Company, LLC, and
Leerink Swann & Co., Inc.
  as Representatives of the several Underwriters
c/o    Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

   Re: Opinion of European Special Patent Counsel to Altus Pharmaceuticals Inc.

Ladies and Gentlemen:

      We act as special European and German patent counsel to Altus Pharmaceuticals Inc., a Delaware corporation (the "Company"). As special European and German patent counsel to the Company, we are familiar only with those patent and other intellectual property matters that the Company or Ropes & Gray LLP ("Ropes & Gray"), the Company's patent counsel, on behalf of the Company, refers to us (our "Representation"). The Company has advised us that we are its primary counsel in the European Patent Office and in Germany.

      Our Representation of the Company includes acting as the Company's representative in the European Patent Office ("EPO") in connection with the European patents and patent applications, owned or exclusively licensed by the Company and described in the Prospectus or listed on Schedule A hereto (collectively, the "European Patent Rights"). We also act as the Company's representative in the German Patent Office in connection with the Germany national phases of the granted European Patent Rights ("the German Patent Rights"). Finally, at the request of the Company and Ropes & Gray, on behalf of the Company, we have considered German patent D 691 03 755, the German national phase of European patent EP-B 0 540 582 (the "582 Patent") in the context of ALTU-238. In this connection, we have considered the prosecution of the 582 Patent before the European Patent Office, scientific publications called to our attention by Ropes & Gray or the Company or selected by us from various searches of the art, and a description of the Company's product ALTU-238 and its manufacturing process as provided to us by the Company.

      This opinion is being furnished in connection with the Purchase Agreement dated April 18, 2007 (the "Purchase Agreement") between Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Cowen and Company, LLC and Leerink Swann & Co., Inc. (collectively the "Underwriters") and the Company. This opinion is provided to you pursuant to Section 5(d) of the

Purchase Agreement and is being rendered to you at the request of the Company. Capitalized terms used without definition herein shall have the meaning given to such terms in the Purchase Agreement.

      In our capacity as European and German patent counsel to the Company, as described above, and in the course of our Representation, we have reviewed the following Sections under the captions "Item 1 - BUSINESS - Intellectual Property" and "Item 1. - BUSINESS - Collaborations - Dr. Falk Pharma GmbH" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, incorporated by reference into the Registration Statement, the General Disclosure Package and the Prospectus and under the caption "RISK FACTORS - Risks Related to Our Intellectual Property" in the Prospectus ("the Sections"):

ITEM 1 - BUSINESS

      INTELLECTUAL PROPERTY

      Paragraph 1, except sentences 3 and 4.
      Paragraph 2.
      Paragraph 3.
      Paragraph 4, as it applies to the European Patent Rights.
      Paragraph 5, as it applies to the European Patent Rights.
      Paragraph 7, as it applies to the European Patent Rights.
      Paragraph 10, except sentence 2.
      Paragraph 11.
      Paragraph 12.

      COLLABORATIONS - Dr. Falk Pharma GmbH

      Paragraph 6, sentence 2.

RISK FACTORS

      RISKS RELATED TO OUR INTELLECTUAL PROPERTY

      IF THE COMBINATION OF PATENTS, TRADE SECRETS AND CONTRACTUAL PROVISIONS THAT WE RELY ON TO PROTECT OUR INTELLECTUAL PROPERTY IS INADEQUATE TO PROVIDE US WITH MARKET EXCLUSIVITY, OUR ABILITY TO SUCCESSFULLY COMMERCIALIZE OUR PRODUCT CANDIDATES WILL BE HARMED AND WE MAY NOT BE ABLE TO OPERATE OUR BUSINESS PROFITABLY.

      Paragraph 1, except sentence 1.
      Paragraph 2.
      Paragraph 3.
      Paragraph 4.

      IF THIRD PARTIES SUCCESSFULLY ASSERT THAT WE HAVE INFRINGED THEIR PATENTS AND PROPRIETARY RIGHTS OR CHALLENGE THE VALIDITY OF OUR PATENTS AND PROPRIETARY RIGHTS, WE MAY BECOME INVOLVED IN INTELLECTUAL PROPERTY DISPUTES AND LITIGATION THAT WOULD BE COSTLY, TIME CONSUMING, AND COULD DELAY OR PREVENT THE DEVELOPMENT OR COMMERCIALIZATION OF OUR PRODUCT CANDIDATES.

      Paragraph 1, except sentences 7, 8 and 9.
      Paragraph 2, except sentences 2,3,5,6,7 and 8.
      Paragraph 3.
      Paragraph 4, except sentences 5 and 7.

      For purposes of our opinion with respect to the second sentence of the sixth paragraph under the caption "Item 1 - BUSINESS - Collaborations - Dr. Falk Pharma GmbH" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, incorporated by reference into the Registration Statement, the General Disclosure Package and the Prospectus, we have been advised by the Company that the European current patents and the pending patent applications relating to ALTU-135 that are relevant to the Company's development, commercialization and marketing agreement with Dr. Falk are the European Patent Rights referred to in the last sentence of the fourth paragraph under the caption "Item 1 - BUSINESS - Intellectual Property" in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, incorporated by reference into the Registration Statement, the General Disclosure Package and the Prospectus.

      We are of the opinion that each of the European Patent Rights and German Patent Rights have been properly filed and prosecuted, or are being properly prosecuted.

      We call your attention to the fact that our Representation is limited to those patent and other intellectual property matters specifically referred to us by the Company or by Ropes & Gray on behalf of the Company. We have reviewed the Sections and have participated in discussions regarding the contents of the Sections and the Company's patent position in the European Patent Office and in Germany with representatives of the Company, its patent counsel (Ropes & Gray) and its disclosure counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.), and your representatives and a representative of your counsel (Wilmer Cutler Pickering Hale and Dorr LLP). Because our Representation does not extend to the requirements of the United States federal securities laws applicable to the Sections, we have relied upon input from the Company and its disclosure counsel in assessing materiality. On the basis of the information that we have gained in the course of our Representation and our participation in the discussions referred to above, we do not know of any action, proceeding or litigation relating to the European Patent Rights or patent rights of others that is pending or threatened against the Company or any of its Subsidiaries before any court, governmental or administrative agency or body or a claim that is required by the Securities Act or the rules and regulations of the Commission thereunder to be described in the Registration Statement, the General Disclosure Package or the Prospectus that is not so described. Further, based on and subject to the foregoing, nothing has come to our attention that has caused us to believe that (a) as of the effective date of the Registration Statement, the Sections contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements in the Sections not misleading or (b) as of the date of the Purchase Agreement, as of the Applicable Time, as of the date of the Prospectus or as of the date hereof, the Sections contained or contain any untrue statement of a material fact or omitted or omit to state any material fact necessary in order to make the statements in the Sections, in the light of the circumstances under which they were made, not misleading. We express no belief with respect to any other portion of the Registration Statement, the General Disclosure Package or the Prospectus.

      The limitations inherent in the independent verification of factual matters and the nature of the determination involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in or omitted from the Sections (or any other portion of the Registration Statement, the General Disclosure Package or the Prospectus), except for the statements made in the Sections that constitute summaries of law, documents or legal proceedings, which, in our opinion, accurately summarize in all material respects the provisions of the laws, documents and proceedings referred to therein, provided that for this purpose, our opinion with respect to the third paragraph under the caption "RISK FACTORS - Risks Related to Our Intellectual Property - If third parties successfully assert that we have infringed their patents and proprietary rights or challenge the validity of our patents and proprietary rights, we may become involved in intellectual property disputes and litigation that would be costly, time consuming, and could delay or prevent the development or commercialization of our product candidates" in the Prospectus relates only to German patent D 691 03 755 and the 582 Patent.

      This opinion is furnished by us to you as Representatives of the several Underwriters and, except as otherwise expressly consented to by us in writing, is solely for the benefit of the several Underwriters.

Very truly yours,

VOSSIUS & PARTNER

                                                                     Exhibit C-2

          FORM OF OPINION OF COMPANY'S EUROPEAN SPECIAL PATENT COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(d)

                                  April 24, 2007

Morgan Stanley & Co. Incorporated,
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated,
Cowen and Company, LLC, and
Leerink Swann & Co., Inc.
  as Representatives of the several Underwriters
c/o    Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

   Re: Opinion of European Special Patent Counsel to Altus Pharmaceuticals Inc.

Ladies and Gentlemen:

      We act as special European and German patent counsel to Altus Pharmaceuticals Inc., a Delaware corporation (the "Company"), solely in regard to consideration of European patents EP 506,791 B1, EP 592,478 B1 and EP 600,868 B1 and particularly their Germany national phase counterparts (collectively, the "Patents") in the context of ALTU-135 ("our Representation").

      This opinion is being furnished to you in connection with the Purchase Agreement dated April 18, 2007 (the "Purchase Agreement") between Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Cowen and Company, LLC and Leerink Swann & Co., Inc. (collectively the "Underwriters") and the Company. This opinion is provided to you pursuant to Section 5(d) of the Purchase Agreement and is being rendered to you at the request of the Company. Capitalized terms used without definition herein shall have the meaning given to such terms in the Purchase Agreement.

      As special European and German patent counsel and as requested by Ropes & Gray LLP ("Ropes & Gray"), the Company's patent counsel, on behalf of the Company, and by the Company, we have reviewed the Patents and their prosecution files in the European Patent Office. We have also considered in connection with the Patents certain scientific articles and patent publications provided to us by Ropes & Gray and the Company. We have not conducted our own art searches and we have not relied on or sought opinions of technical experts. We have been advised by the Company that the Patents are the only European patents that may be relevant to the Company's development and commercialization of ALTU-135.

      Based on our Representation and solely with respect to matters of German patent law and European Patent Office practice, we have reviewed the fourth, fifth and sixth sentences in the first paragraph under the caption "RISK FACTORS - RISKS RELATED TO OUR INTELLECTUAL PROPERTY -- IF THIRD PARTIES SUCCESSFULLY ASSERT THAT WE HAVE INFRINGED THEIR PATENTS AND PROPRIETARY RIGHTS OR CHALLENGE THE VALIDITY OF OUR PATENTS AND PROPRIETARY RIGHTS, WE MAY BECOME INVOLVED IN INTELLECTUAL PROPERTY DISPUTES AND LITIGATION THAT WOULD BE COSTLY, TIME CONSUMING, AND COULD DELAY OR PREVENT THE DEVELOPMENT OR COMMERCIALIZATION OF OUR PRODUCT CANDIDATES." in the Prospectus (the "Sentences").

      We call your attention to the fact that our Representation is limited to those matters referred to above. We have reviewed the Sentences and have participated in discussions regarding the Sentences with representatives of the Company and its disclosure counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. ("Mintz, Levin")) and its patent counsel (Ropes & Gray). We have also had discussions with the Company, Ropes & Gray and Mintz, Levin directed to our specific work in the context of the Patents.

      Because our Representation does not extend to the requirements of the United States federal securities laws applicable to the Sentences, we have relied upon input from the Company and its disclosure counsel in assessing materiality.

      Based on and subject to the foregoing, nothing has come to our attention that has caused us to believe that (a) as of the effective date of the Registration Statement, the Sentences contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements in the Sentences not misleading, or (b) as of the date of the Purchase Agreement, as of the Applicable Time, as of the date of the Prospectus or as of the date hereof, the Sentences contained or contain any untrue statement of a material fact or omitted or omit to state any material fact necessary in order to make the statements in the Sentences, in the light of the circumstances under which they were made, not misleading. We express no belief with respect to any other portion of the Registration Statement, the Time of Sale Prospectus or the Prospectus.

      The limitations inherent in the independent verification of factual matters and the nature of the determination involved in our review are such that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in or omitted from the Sentences (or any other portion of the Registration Statement, the Time of Sale Prospectus or the Prospectus) except for the statements made in the Sentences that constitute summaries of law, documents or legal proceedings, which, in our opinion, accurately summarize in all material respects the provisions of the laws, documents and proceedings referred to therein.

      This opinion is furnished by us to you as Representatives of the several Underwriters and, except as otherwise expressly consented to by us in writing, is solely for the benefit of the several Underwriters.

Very truly yours,

UEXKULL & STOLBERG

                                                                       Exhibit D

                            FORM OF LOCK-UP AGREEMENT

                                  April 9, 2007

Morgan Stanley & Co. Incorporated,
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated,
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
Cowen and Company, LLC and
Leerink Swann & Co., Inc.,
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036

Ladies and Gentlemen:

      The undersigned understands that Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives, propose to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Altus Pharmaceuticals Inc., a Delaware corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters (the "Underwriters"), of shares (the "SHARES") of the common stock, par value $.01 per share, of the Company (the "COMMON STOCK").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift; (c) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the undersigned; (d) transfers of shares of Common Stock or any security convertible into Common Stock to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (e) transfers of shares of Common Stock or any security convertible into Common Stock to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; (f) transfers of shares of Common Stock or any security convertible into Common Stock to the undersigned's affiliates or to any investment fund or other entity controlled or managed by the undersigned; or (g) transfers of shares of Common Stock or any security convertible into Common Stock to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or immediate family of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) through (g), (i) each donee, transferee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter, (ii) such transfer shall not involve a disposition for value and (iii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence; nor shall the foregoing sentence apply to any sale, transfer or other disposition of shares of Common Stock or any security convertible into Common Stock pursuant to any Rule 10b5-1 trading plan existing on the date hereof and that has been previously disclosed in writing to the Representatives (a "Plan"); provided, however, that the undersigned agrees to use his, her or its best efforts to suspend trades under any Plan during the period commencing on the date hereof and ending 90 days after the date of the Prospectus.

      For purposes of this lock-up letter, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

      In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering. The undersigned hereby agrees that, to the extent that the terms of this lock-up agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this lock-up agreement supersedes such registration rights agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions.

      If:

      (1) during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

      (2) prior to the expiration of the restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the restricted period; and in each case

      (3) at the end of the restricted period, (i) the Company's shares are not "actively traded securities" as such term is defined in Regulation M under the Securities Act of 1933, as amended (the "SECURITIES ACT") or (ii) any of the Underwriters are not able, in their sole discretion, to publish or distribute research reports concerning the Company or its industry pursuant to Rule 139 of the Securities Act, then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Representatives waive, in writing, such extension.

      The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or the Representatives that the restrictions imposed by this agreement have expired.

      The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      This lock-up agreement shall automatically terminate upon the earliest of
(i) May 31, 2007, if the Public Offering is not consummated by such date and
(ii) the termination of the Purchase Agreement, if the Purchase Agreement is terminated prior to the Closing Date (as such term is defined in the Purchase Agreement) in accordance with its terms, and (iii) either the Representatives, on the one hand, or the Company, on the other hand, advising the other, prior to the execution of the Purchase Agreement, that they have determined not to proceed with the Public Offering.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Purchase Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                               Very truly yours,

                                               --------------------------------
                                               (Name)

                                               --------------------------------
                                               (Address)